Exhibit 99.1
ITEM 4 AND ITEM 5

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Management of
Credit Acceptance Corporation
Credit Acceptance Auto Loan Trust 2023-1
and Wells Fargo Securities, LLC.:
We have performed the procedures enumerated below, on certain information with respect to attributes of Credit Acceptance Corporation's (the "Company") vehicle loans as of December 31, 2022 (the "Subject Matter") related to Credit Acceptance Auto Loan Trust 2023-1's (the "Issuer") issuance of certain classes of Notes (the "Securitization Transaction") The Company's management is responsible for the data file accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.
The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer and Wells Fargo Securities, LLC (“Wells Fargo” and together with the Company and the Issuer, the "Specified Parties") have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.
Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.
The procedures we performed on the automobile receivables and our findings are as follows.
1.On January 13, 2023, the Company provided an electronic file (the “Data File”) with information for certain vehicle loans included in the Securitization Transaction, which the Company represented was as of the close of business on December 31, 2022.
2.Grant Thornton selected one hundred vehicle loans on a random basis from the Data File. The sample of loans is listed in Exhibit A. For each of the selected loans we compared the following information, designated by Wells Fargo, to the related retail installment contract provided by the Company, and in instances where consumers changed their address subsequent to the origination of their loan, we compared the state to other Company records.

a.Loan number
b.Original amount financed
c.First payment date (scheduled)
d.Original term to maturity
e.Monthly payment
f.Interest rate
g.State
h.Compared the Vehicle Identification Number (“VIN”) on the contract to the VIN on the title document (actual title, title application, VINtek, or acceptable proof of lien, as applicable)
We defined the term “compare” as meaning we compared to the information shown in the Data File and found it to be in agreement. Such information was deemed to be in agreement if differences were attributable to rounding. The term “rounding” was defined as meaning amounts and percentages that were within $1 and 0.1%, respectively. We noted no exceptions.
We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public

Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.
Our agreed-upon procedures engagement was not conducted for the purpose of the following:
•Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements
•Addressing the value of collateral securing any such assets being securitized
•Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations
•Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization
•Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions
•Forming any conclusions
•Any other terms or requirements of the transaction that do not appear in this report.
We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.
This report is intended solely for the information and use of the Specified Parties. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.
/s/ GRANT THORNTON LLP
Southfield, Michigan
February 13, 2023

Exhibit A

Sample	Loan Number	Sample	Loan Number	Sample	Loan Number
1	XXXX4306	35	XXXXX4883	69	XXXXX4279
2	XXXX8598	36	XXXXX3321	70	XXXXX2244
3	XXXX5544	37	XXXXX3713	71	XXXXX4488
4	XXXX5597	38	XXXXX2114	72	XXXXX4853
5	XXXX2524	39	XXXXX3108	73	XXXXX6585
6	XXXX5684	40	XXXXX5600	74	XXXXX6195
7	XXXX7411	41	XXXXX7144	75	XXXXX7140
8	XXXX4575	42	XXXXX2818	76	XXXXX0506
9	XXXXX7343	43	XXXXX4908	77	XXXXX7937
10	XXXXX2257	44	XXXXX5215	78	XXXXX7252
11	XXXXX8462	45	XXXXX8393	79	XXXXX0920
12	XXXXX1615	46	XXXXX3126	80	XXXXX7880
13	XXXXX9408	47	XXXXX1590	81	XXXXX5376
14	XXXXX6925	48	XXXXX8397	82	XXXXX9009
15	XXXXX5820	49	XXXXX7851	83	XXXXX2062
16	XXXXX1903	50	XXXXX0486	84	XXXXX4005
17	XXXXX0426	51	XXXXX2289	85	XXXXX7342
18	XXXXX6676	52	XXXXX3039	86	XXXXX1187
19	XXXXX6920	53	XXXXX9836	87	XXXXX4390
20	XXXXX9608	54	XXXXX3509	88	XXXXX9094
21	XXXXX4623	55	XXXXX4674	89	XXXXX9913
22	XXXXX6519	56	XXXXX4539	90	XXXXX1147
23	XXXXX5307	57	XXXXX1738	91	XXXXX8396
24	XXXXX0554	58	XXXXX2699	92	XXXXX1321
25	XXXXX4390	59	XXXXX5264	93	XXXXX0692
26	XXXXX3119	60	XXXXX6561	94	XXXXX8187
27	XXXXX5231	61	XXXXX9204	95	XXXXX6739
28	XXXXX8517	62	XXXXX1197	96	XXXXX8385
29	XXXXX4370	63	XXXXX4872	97	XXXXX9746
30	XXXXX0382	64	XXXXX7417	98	XXXXX5252
31	XXXXX3591	65	XXXXX3397	99	XXXXX6573
32	XXXXX0433	66	XXXXX2301	100	XXXXX9169
33	XXXXX2537	67	XXXXX5425
34	XXXXX4148	68	XXXXX1312